NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in her capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set her hand this 23rd day of May 2018.

/s/ Margo L. Cook

Margo L. Cook

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 23rd day of May 2018.

/s/ Jack B. Evans

Jack B. Evans

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 23rd day of May 2018.

/s/ William C. Hunter

William C. Hunter

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 23rd day of May 2018.

/s/ Albin F. Moschner

Albin F. Moschner

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 23rd day of May 2018.

/s/ John K. Nelson

John K. Nelson

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 23rd day of May 2018.

/s/ William J. Schneider

William J. Schneider

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in her capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set her hand this 23rd day of May 2018.

/s/ Judith M. Stockdale

Judith M. Stockdale

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in her capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set her hand this 23rd day of May 2018.

/s/ Carole E. Stone

Carole E. Stone

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 23rd day of May 2018.

/s/ Terence J. Toth

Terence J. Toth

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in her capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set her hand this 23rd day of May 2018.

/s/ Margaret L. Wolff

Margaret L. Wolff

APPENDIX A

NUVEEN ALL CAP ENERGY MLP OPPORTUNITIES FUND (JMLP)

NUVEEN AMT-FREE MUNICIPAL VALUE FUND (NUW)

NUVEEN ARIZONA QUALITY MUNICIPAL INCOME FUND (NAZ)

NUVEEN CALIFORNIA AMT-FREE QUALITY MUNICIPAL INCOME FUND (NKX)

NUVEEN CALIFORNIA QUALITY MUNICIPAL INCOME FUND (NAC)

NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC. (NCA)

NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)

NUVEEN CREDIT STRATEGIES INCOME FUND (JQC)

NUVEEN DOW 30 DYNAMIC OVERWRITE FUND (DIAX)

NUVEEN ENERGY MLP TOTAL RETURN FUND (JMF)

NUVEEN ENHANCED MUNICIPAL VALUE FUND (NEV)

NUVEEN FLOATING RATE INCOME FUND (JFR)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN HIGH INCOME 2020 TARGET TERM FUND (JHY)

NUVEEN MINNESOTA QUALITY MUNICIPAL INCOME FUND (NMS)

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)

NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)

NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)

NUVEEN NASDAQ 100 DYNAMIC OVERWRITE FUND (QQQX)

NUVEEN REAL ESTATE INCOME FUND (JRS)

NUVEEN S&P BUY-WRITE INCOME FUND (BXMX)

NUVEEN S&P 500 DYNAMIC OVERWRITE FUND (SPXX)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR)

NUVEEN SENIOR INCOME FUND (NSL)

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND (JSD)

NUVEEN TEXAS QUALITY MUNICIPAL INCOME FUND (NTX)

NUVEEN VIRGINIA QUALITY MUNICIPAL INCOME FUND (NPV)

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 23rd day of May 2018.

/s/ Robert L. Young

Robert L. Young

APPENDIX A

NUVEEN ALL CAP ENERGY MLP OPPORTUNITIES FUND (JMLP)

NUVEEN AMT-FREE MUNICIPAL VALUE FUND (NUW)

NUVEEN ARIZONA QUALITY MUNICIPAL INCOME FUND (NAZ)

NUVEEN CALIFORNIA AMT-FREE QUALITY MUNICIPAL INCOME FUND (NKX)

NUVEEN CALIFORNIA QUALITY MUNICIPAL INCOME FUND (NAC)

NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC. (NCA)

NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)

NUVEEN CREDIT STRATEGIES INCOME FUND (JQC)

NUVEEN DOW 30 DYNAMIC OVERWRITE FUND (DIAX)

NUVEEN ENERGY MLP TOTAL RETURN FUND (JMF)

NUVEEN ENHANCED MUNICIPAL VALUE FUND (NEV)

NUVEEN FLOATING RATE INCOME FUND (JFR)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN HIGH INCOME 2020 TARGET TERM FUND (JHY)

NUVEEN MINNESOTA QUALITY MUNICIPAL INCOME FUND (NMS)

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)

NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)

NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)

NUVEEN NASDAQ 100 DYNAMIC OVERWRITE FUND (QQQX)

NUVEEN S&P BUY-WRITE INCOME FUND (BXMX)

NUVEEN S&P 500 DYNAMIC OVERWRITE FUND (SPXX)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR)

NUVEEN SENIOR INCOME FUND (NSL)

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND (JSD)

NUVEEN TEXAS QUALITY MUNICIPAL INCOME FUND (NTX)

NUVEEN VIRGINIA QUALITY MUNICIPAL INCOME FUND (NPV)